PEDEVCO Corp 8-K

Exhibit 99.2

1 NYSE American: PED Exchange Offer and Second - Step Merger PEDEVCO Corp. and SandRidge Permian Trust Complementary Nature of PEDEVCO and Trust Royalty Interest Enhance the Value of the Combined Portfolio While Providing Upside Potential to All Stakeholders Filed by PEDEVCO Corp. Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a - 12 under the Securities Exchange Act of 1934 Subject Company: SandRidge Permian Trust Commission File No. 001 - 35274

Forward - Looking Statements & Other Information 2 All statements in this presentation that are not based on historical fact are “forward looking statements” . The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, are intended to identify forward - looking statements . These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially . Such factors include the ultimate outcome of the offer and the Second - Step Merger ; the failure of the holders of Trust Common Units, if required, to approve the terms of any transaction ; the dissolution and/or termination of the Trust prior to any future transaction being completed ; uncertainties as to whether the Trustee will cooperate with PEDEVCO regarding the proposed transaction ; PEDEVCO’s ability to consummate the proposed transaction with the Trust ; the conditions to the completion of the proposed transaction, including PEDEVCO’s ability to obtain shareholder approval and/or being able to obtain effectiveness of any registration statement required to be filed to register PEDEVCO Common Stock issuable in such transaction, on a timely basis, if at all ; the possibility that PEDEVCO may be unable to achieve the expected benefits of acquiring the Trust within the expected time - frames or at all ; that the integration of the Trust into PEDEVCO may be more difficult, time - consuming or costly than expected ; that PEDEVCO’s costs and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction ; proved oil, natural gas and NGL reserves associated with the underlying properties ; the Trust’s or Avalon’s future financial position, business strategy, project costs and plans and objectives for future operations ; and the effect of COVID - 19 on the U . S . and global economy, the effect of U . S . and global efforts to reduce the spread of the virus, including ‘stay - at - home’ and other orders, and the resulting effect of such pandemic and governmental responses thereto on the market for oil and gas and the U . S . and global economy in general . Additional risks that may affect PEDEVCO and the Trust’s operations are set forth in the “Forward - Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the offer to exchange, and in each of PEDEVCO’s and the Trust’s 2019 Annual Report on Form 10 - K, as well as in their respective Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K filed with the SEC . Both PEDEVCO and the Trust operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise . These forward - looking statements speak only as of the date of this communication or as of the date to which they refer, and PEDEVCO assumes no obligation to update any forward - looking statements as a result of new information or future events or developments, except as required by law . Accordingly, investors should not place any reliance on forward - looking statements as a prediction of actual results . Readers are also urged to carefully review and consider the other various disclosures in each of PEDEVCO’s and the Trust’s public filings with the SEC . This communication does not constitute an offer to buy or solicitation of an offer to sell any securities . INVESTORS AND SECURITY HOLDERS OF PEDEVCO AND THE TRUST ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO EXCHANGE, THE LETTER OF TRANSMITTAL AND OTHER RELATED OFFER DOCUMENTS), THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION . Any definitive proxy statements(s) or prospectus(es) (if and when available) will be mailed to shareholders of PEDEVCO and/or the Trust, as applicable . Investors and security holders may obtain free copies of these documents (if and when available) and other documents filed with the SEC by PEDEVCO through the web site maintained by the SEC at www . sec . gov, and by visiting PEDEVCO’s investor relations site at www . pedevco . com under the tab “Investors” and then under the tab “SEC Filings . ” This communication relates to a proposal that PEDEVCO has made for a business combination transaction with the Trust and the exchange offer which, through SRPT Acquisition, LLC, PEDEVCO’s wholly owned subsidiary, has made to holders of Trust Common Units . The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of transmittal and other related offer documents) and a registration statement on Form S - 4 filed by PEDEVCO on or about the date hereof . These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer . Subject to future developments, PEDEVCO may file one or more information statements or proxy statements or other documents with the SEC . This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document PEDEVCO and/or the Trust may file with the SEC in connection with the proposed transaction . This communication shall not constitute an offer to sell or solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act of 1933 , as amended . This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC . You can find information about PEDEVCO’s executive officers and directors in the Annual Report on Form 10 - K for the year ended December 31 , 2019 filed by PEDEVCO with the SEC on March 30 , 2020 and in PEDEVCO’s proxy statement filed by PEDEVCO with the SEC on July 10 , 2020 .

3 Overview of Exchange Offer and Second - Step Merger

Exchange Offer and Second - Step Merger ▪ PEDEVCO Corp. (“PEDEVCO” or “PED”) has commenced an exchange offer, offering to exchange each outstanding Trust Common Unit of SandRidge Permian Trust (the “Trust” or “PERS”) for 4/10ths of one share of common stock of PEDEVCO ▪ The purpose of the offer is for PEDEVCO to acquire all of the outstanding Trust Common Units in order to combine the businesses of PEDEVCO and the Trust ▪ PEDEVCO intends, promptly following consummation of the offer and satisfaction of the offer conditions, to cause the Trust to merge with a subsidiary of PEDEVCO (the “second - step merger”), after which the Trust will be a direct or indirect wholly owned subsidiary of PEDEVCO ▪ The offer and withdrawal rights will expire at 5:00 P.M., New York City time, on November 30, 2020, unless the offer is extended by PEDEVCO in its sole discretion ▪ The trustee of the Trust has declined to enter negotiations with PEDEVCO, indicating it is not permitted to do so under the Trust’s trust agreement 4 PEDEVCO is Making the Offer Directly to the Holders of the Trust Common Units as an Alternative to a Negotiated Transaction

Exchange Offer and Second - Step Merger 5 Attractive Exchange Ratio No Financing Condition or Other Significant Hurdles ▪ Exchange offer and second - step merger can be completed with PEDEVCO’s existing authorized common stock after obtaining shareholder approval pursuant to the rules of the NYSE American ▪ Conditions to offer: minimum tender (51%), trustee consent to second - step merger, PEDEVCO shareholder approval, governmental approval, stock exchange listing, registration statement effective, no injunction, no Trust material adverse effect, and other conditions described in the exchange offer ▪ Assuming satisfaction of the conditions to the offer, PEDEVCO does not believe there is a substantial risk to completion of the offer and second - step merger ▪ The closing price of a Trust Common Unit on October 12, 2020 was $0.44 ▪ The closing price of PEDEVCO Common Stock on October 12, 2020 was $1.34 ▪ Based on October 12, 2020 closing prices and the 4/10ths Exchange Ratio the implied value offered for the Trust Common Units is $0.536/Unit or $28.14MM Total Market Capitalization (1) ▪ Holders of Trust Common Units who exchange for PEDEVCO Common Stock will receive the same amount and form of consideration whether in the exchange offer or second - step merger 1) The price of PEDEVCO Common Stock and Trust Common Units fluctuate and current market quotes should be obtained before decidi ng to tender 2) Based on closing prices for PED and PERS as of October 12, 2020 Incremental Value to Anything Holders of Trust Common Units May Realize by Remaining a Holder of Trust Common Units Exchange Represents ~22% Premium to Current PERS Trust Common Unit Valuation (2)

Exchange Offer and Second - Step Merger 6 1) Assumes the issuance of 21,000,000 shares of PEDEVCO Common Stock in exchange for 52,500,000 Trust Common Units in the exchan ge offer and second - step merger. Based on 72,463,340 shares of PEDEVCO Common Stock outstanding as of October 12, 2020. Trust Unitholders Gain Significant Interest in PEDEVCO (1) Proforma PED shareholding post Second - Step Merger

7 Deal Rationale

Combination Leads to Potential for Success

Newly Combined Company with Strong Balance Sheet and Financial Flexibility	▪ Publicly traded on major exchange. NYSE American: PED ▪ Creates strong company with economies of scale in the Permian ▪ Pristine balance sheet with no debt, ~$125MM market capitalization and $8MM+ cash reserve ▪ Optimal vehicle for additional consolidations
Strong Production with Shallow Decline and Substantial Resource Base	▪ Large stable Proved Developed Producing (PDP) base with a low (5-8% yearly) decline in the conventional San Andres play ▪ Ample inventory with >235 high quality gross locations in core areas(1) ▪ Combining PED and PERS would create a significant position in the Permian with combined net production attributable to the combined entity estimated to be ~1,800 to 2,000 Barrels of Oil Equivalent per day (BOED), 37,068 net acres (PED current net acreage) and ~18.5MMBOE(2) of reserves attributable to the combined entity proforma for year end 2019
Strategically Focused on Adding Value for All Stakeholders	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies

Transaction Provides Opportunity to Capture Value for All Stakeholders
Enhances the Portfolio of a Leading Operator with No Debt and Significant Upside

1) Includes locations in Permian and D-J Basin
2) Based on 2019 Proforma YE Reserve information of the combined companies. The Trust owns the right to receive payments for production/reserves, but does not actually own the underlying reserves

PEDEVCO
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Deal Rationale – Combined Basis ▪ San Andres Consolidator | Combined entities will have a large stable PDP base with low decline (5 - 8% yearly decline) in the conventional San Andres play ▪ Secure Growth Portfolio & Create Scale | Ample inventory with >235 high quality gross locations and hundreds of workover (PDNP) projects in core areas to manage & accelerate growth ▪ 135 to 195 drilling locations within existing PED Permian assets (Chaveroo and Milnesand) ▪ >100 high quality locations on PED’s D - J Basin asset ▪ Probable future drilling location within PED’s Chaveroo NE field ▪ Significant PDNP upside and Probable future drilling locations in underlying Trust assets if acquired ▪ Gives PERS Unit Holders a Voice | Currently PERS unit holders have no voice in their investment as PERS is administrated by the Trustee but the underlying assets are operated by a 3 rd party. PED will actively work on behalf of its shareholders (i.e. PERS unit holders that participate in exchange offer) to advance their economic best interests ▪ Increased Liquidity | Transaction should increase the liquidity of PED as the exchange will significantly increase PED’s public float. PERS Trust unit holders will regain a security on a major stock exchange ▪ G&A | Yearly cash savings expected to be >$1.7MM (1) by elimination of Trust public company expenses Transaction Further Positions PED as a Consolidator in the Permian and Allows for Expansion of Profitability Through Economies of Scale 9 1) Trust administrative expenses as reported on year end 2019 Form 10 - K, duplicative of PED’s public company expenses.

Deal Rationale – Why Trust Common Unit Holders Should Exchange ▪ The challenges facing the SandRidge Permian Trust ▪ The viability of the Trust is dependent on continuous capital investment in the underlying assets ▪ The underlying operator cannot economically invest capital to fix non - producing wells or invest to increase production ▪ Therefore the Trust and the underlying operations need to be merged into one entity to restore the value of the asset ▪ PEDEVCO management has already done a “reset” similar to the proposed transaction by saving PEDEVCO in 2018 ▪ Purchased debt of PEDEVCO and converted to equity ▪ Saved company from being delisted from the NYSE American exchange ▪ Financed move into the Permian and initial drilling program ▪ Has maintained a conservative balance sheet with zero debt since March 2019 ▪ An exchange offer and combination with PEDEVCO should allow Trust unit holders to benefit from the increase in value on the assets as PEDEVCO will seek to invest in the underlying assets to increase production and would also give Trust unit holders ownership in PEDEVCO’s existing assets and shareholdings in a more liquid major exchange traded security ▪ PEDEVCO acquiring Trust units and subsequently merging the Trust into PEDEVCO should create a fresh start for Trust unit holders, while providing an equity interest in PEDEVCO’s strong balance of existing production and proven acreage/assets for future growth 10 Complementary Nature of PEDEVCO and Trust Royalty Interests Enhance the Value of the Combined Portfolio While Providing Upside Potential to All Stakeholders

Deal Rationale - Consolidation of the San Andres ▪ The acquisition expands PED’s interests into a second core area of the San Andres Play, with geologic analogy, geographic proximity and potential significant operational synergies to its Chaveroo and Milnesand fields PERS Underlying Assets 1 2 PERS Underlying Assets 2 Red denotes existing San Andres oil fields 11

Deal Rationale – Addition of Steady Base Production and San Andres Growth on the Central Basin Platform (CBP)

1. The acquisition expands PED's interests into the core areas of the Central Basin Platform (CBP) in Andrews County, where PERS has good base production and a large inventory of shut in wells that can be reactivated and worked over to significantly increase production

2. Potential for future enhanced oil recovery (EOR) projects including chemical stimulation, water flood and CO2 flood

3. Potential for future vertical and horizontal drilling projects, however such projects are uneconomic in the current price environment

To Achieve Future Development and Reactivations of Underlying Trust Assets, Operational Oversight or a Joint Venture Would Need to be Negotiated with the 3rd Party Operator


1
3
2
2
PSL BLK A41

PEDEVCO
*Source – Map from 2017 SandRidge marketing presentation
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13 Background Information on PERS and PED

SandRidge Permian Trust Background


SandRidge Permian Trust Common Unit Price
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
8/11/2011
8/11/2012
8/11/2013
8/11/2014
8/11/2015
8/11/2016
8/11/2017
8/11/2018
8/11/2019
8/11/2020
Volume
High
Low
Close


SandRidge Permian Trust Returns - Adjusted for Distributions
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
8/11/2011
8/11/2012
8/11/2013
8/11/2014
8/11/2015
8/11/2016
8/11/2017
8/11/2018
8/11/2019
8/11/2020
Adj Return

- The Trust is a statutory trust formed under the Delaware Statutory Trust Act in 2011 by SandRidge Energy, Inc.
- The Trust holds Royalty Interest in specified oil and natural gas properties located in the Fuhrman Mascho field in Andrews County, Texas
  - Trust receives 80% of the proceeds from oil and gas sales attributable to net revenue interest on 538 wells and 70% of the proceeds on 888 wells (~1,426 wells capable of producing)
- The Royalty Interest was conveyed by SandRidge to the Trust concurrent with the initial public offering of common units on the NYSE
  - 52.5MM units issued
  - The 888 wells were drilled with the $584MM in proceeds from the sale of Trust units on the NYSE
  - Originally SandRidge operated the Underlying Trust Properties and owned 25% of the outstanding units. This effectively gave SandRidge a 100% working interest (WI) with an ~36% Net Revenue Interest (NRI). This structure worked in the oil environment of 2011 with oil prices greater than $85/Bbl
  - SandRidge owned the leasehold, Trust has wellbore interests
- As oil prices crashed in 2014 the structure of the Trust became unfavorable for the Operator of the Underlying Assets (SandRidge)
  - With SandRidge only getting ~36% NRI and having to pay 100% of the costs it became uneconomic to operate
  - However the Trust still received its distributions and had a Market Capitalization of over $100MM until mid 2019. Max distribution November 2011 = $0.72/Unit, Min distribution August 2020 = $0.01/Unit
- On November 1, 2018 SandRidge sold all of its interests in the Underlying Properties and all its Trust Common Units to Avalon Energy LLC
  - 13.1MM (25%) units owned by Avalon

PEDEVCO
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PEDEVCO's Success with Prior Transactions



PED, PERS, XOP Since 2018
9/4/2018 Acquisition of all the assets of Hunter Oil Corp. (HOC)
Precipitous drop in oil prices October 2018 – mid $70's, December 2018 – Low $40's
Mar. 2019 Pair of debt to equity transactions makes PED debt free
8/26/2020 Issues public Indication of Interest to PERS
Effects of deteriorating oil prices, Covid 19, and production shut-ins
6/26/2018 Investor group/current management acquire control of PED erasing $75MM in debt, $64MM increase in Shareholder equity
Feb. 2019 Acq. ~22,000 gross acres offsetting NM assets
+219%
+229%
(61.6)%
(70)%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
-100%
-200%
PED
PER
XOP
Share Price Performance (%) from "Reset" Point

(1) Source: Yahoo Finance
(2) XOP – SPDR S&P Oil & Gas Explorations & Production ETF

- **PEDEVCO has demonstrated success by executing on key catalysts and "resetting" the story with the Street, while creating value in a difficult market environment**
- Cleaned the capital structure by retiring $75 million of debt and positioned PEDEVCO to be an acquisition platform
- Identified a transformational acquisition and entered the Permian Basin with its first keystone acquisition (Hunter Oil Company assets)
- Raised additional equity capital to execute 2019 development program and bolt-on acquisitions
- PED is up nearly 230% since the restructuring transaction through September 22, 2020 in a historically challenging oil and gas environment

PEDEVCO
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Combination Leads to Potential for Success

Newly Combined Company with Strong Balance Sheet and Financial Flexibility	▪ Publicly traded on major exchange. NYSE American: PED ▪ Creates strong company with economies of scale in the Permian ▪ Pristine balance sheet with no debt, ~$125MM market capitalization and $8MM+ cash reserve ▪ Optimal vehicle for additional consolidations
Strong Production with Shallow Decline and Substantial Resource Base	▪ Large stable Proved Developed Producing (PDP) base with a low (5-8% yearly) decline in the conventional San Andres play ▪ Ample inventory with >235 high quality gross locations in core areas[1] ▪ Combining PED and PERS would create a significant position in the Permian with combined net production attributable to the combined entity estimated to be ~1,800 to 2,000 Barrels of Oil Equivalent per day (BOED), 37,068 net acres (PED current net acreage) and ~18.5MMBOE[2] of reserves attributable to the combined entity proforma for year end 2019
Strategically Focused on Adding Value for All Stakeholders	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies

Transaction Provides Opportunity to Capture Value for All Stakeholders
Enhances the Portfolio of a Leading Operator with No Debt and Significant Upside

1) Includes locations in Permian and D-J Basin
2) Based on 2019 Proforma YE Reserve information of the combined companies. The Trust owns the right to receive payments for production/reserves, but does not actually own the underlying reserves

PEDEVCO
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